EXHIBIT 10.40



                      BRILLIANT DIGITAL ENTERTAINMENT, INC.

                       TECHNOLOGY BUNDLE LICENSE AGREEMENT


This agreement ("AGREEMENT") is entered into as of the 2nd day of October, 2001 ("EFFECTIVE DATE"), by and between Brilliant Digital Entertainment, Inc., a Delaware corporation, located at 6355 Topanga Canyon Blvd., Suite 120, Woodland Hills, California 91367 ("BDE"), and Consumer Empowerment B.V., a company organized under the laws of The Netherlands and located at Stadionweg 70, 1077SP Amsterdam, The Netherlands ("LICENSEE"). In consideration of the mutual terms, conditions and covenants hereinafter set forth, BDE and Licensee agree as follows:

1.   LICENSES

     a) Subject to the terms and conditions of this Agreement, BDE hereby grants the following to Licensee during the term of this Agreement:

     (i) A non-exclusive, non-transferable, worldwide license to use, and sublicense to Licensee's end users, BDE's b3d projector and required technology ("DIGITAL PROJECTOR") as a required install component in all current and future versions and releases of Licensee's peer to peer ("P2P") technology platform currently available on the Internet known as the KaZaa Media Desktop and built upon the FastTrack P2P technology ("KaZaa").

     (ii) Provided Licensee is distributing the Digital Projector in accordance with Section 2 below, a non-exclusive, non-transferable, worldwide license to use, and sublicense to Licensee's end users, BDE's Brilliant Installer Technology object code version ("BIT") that can be customized for integration into KaZaa.

    (iii) Upon execution of this Agreement by an authorized signatory of both parties, BDE shall grant to KaZaa one hundred fifty thousand (150,000) warrants to purchase BDE common stock ("BDE Warrants"). The BDE Warrants shall be held in escrow according to the following time schedule: (i) *** shall be held in escrow for *** and shall be assigned to KaZaa, subject to *** and (ii) *** shall be assigned to KaZaa subsequent to ***. All BDE Warrants shall be issued in the form of Attachment "A" attached hereto and incorporated herein by reference (the "Form of Warrant"), will have an exercise price per share equal to the ten (10) day volume weighed averaging price of BDE's common stock for the ten trading days immediately prior to the Effective Date and must be exercised no later than thirty-six (36) months from the Effective Date. Said Warrants shall have registration rights as provided to other holders of warrants in BDE of comparable nature.

-------------------
*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.



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     b) Other than as provided in this Agreement, BDE shall retain all right, title and interest in and to the BIT and Digital Projector (including, but not limited to, ownership of all copyrights and other intellectual property rights therein). Licensee acknowledges and agrees that no ownership interest in the BIT and Digital Projector are transferred. Neither this Agreement, nor any action, omission or statement by BDE or Licensee, nor Licensee's use of the BIT and Digital Projector shall in any way confer or imply a grant, other than as provided in this Agreement, of rights, title or interest thereto or to any element or portion thereof, including without limitation, copyrights, trademarks, trade names, service marks or goodwill, ownership of which shall at all times remain solely and exclusively with BDE. Licensee shall not modify, reverse engineer or decompile the BIT and Digital Projector. Licensee further agrees to retain all copyright and trademark notices on the BIT and Digital Projector and to take other steps necessary to protect BDE's intellectual property rights.

2.   LICENSEE'S OBLIGATIONS

     Licensee shall, for the Term of this Agreement, bundle the Digital Projector as a required install component in all current and future versions and releases and downloads of KaZaa or any successors thereof distributed by Licensee, commencing with all downloads made on October 16, 2001. The Digital Projector will always be bundled in a manner that renders it fully operational (to the same extent as when downloaded from BDE's site) to all users. In the event the Digital Projector technology causes a technical conflict with KaZaa and such technical conflict cannot immediately be corrected, KaZaa may immediately remove the Digital Projector from all required installations as provided for in this Section 2, until such time as BDE corrects this conflict. Upon successful resolution of said technical conflict, Licensee's obligation under this Section 2 shall resume to be in full force and effect, without prejudice to Licensee's right to terminate this Agreement pursuant to Section 4 hereunder.

3.   CONSIDERATION

     As consideration for KaZaa's bundling BDE's proprietary Digital Projector with the KaZaa browser, BDE shall pay KaZaa ***.

4.   TERM AND TERMINATION

     a.) The term ("TERM") of this Agreement shall be for one (1) year commencing on the Effective Date upon execution of this Agreement by authorized signatories of both parties. The Term shall automatically renew for two additional terms of one (1) year each ("ADDITIONAL TERMS"), provided that neither Party gives written notice of non-renewal at least ninety (90) days prior to end of either Additional Term.

     b.) Either party shall have the right to immediately terminate this Agreement in the event of any of the following:

     i. Upon written notice of termination by one party, effective immediately, if the other party commits a material breach, which is not cured within sixty (60) days of its receipt of written notice from the non-breaching party.


-------------------
*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.


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


     ii. Upon written notice of termination, effective immediately, by the non-defaulting party; if either party has breached its obligations of confidentiality hereunder.

     iii. Upon written notice of termination, effective immediately, if one party's actions materially adversely affects the other party and such adverse actions are not cured within sixty (60) days of written notice.

     c.) Notwithstanding the foregoing, in the event Licensee materially breaches any of BDE's material intellectual property rights in connection with this Agreement, BDE shall have the right to terminate this Agreement immediately. .

     d.) The provisions of this Section 4 (Term and Termination), Section 5 (Confidentiality), Section 6 (Representation, Warranties and Indemnifications),
Section 7 (Limitation of Liability) and Section 8 (Remedies) shall survive any termination or expiration of this Agreement.

5.   CONFIDENTIALITY

     a.) The terms of this Agreement and information and data that one party (the "Receiving Party") has received or will receive from the other party (the "Disclosing Party") about the Disclosing Party's (or its suppliers') business activities that are proprietary and confidential, which shall include all business, financial, technical and other information of a party marked or designated by such party as "confidential" or "proprietary," or information which, by the nature of the circumstances surrounding the disclosure, should be reasonably understood to be confidential or proprietary to the Disclosing Party and any reference manuals compiled or provided hereunder (collectively, "CONFIDENTIAL INFORMATION"), ought in good faith to be treated as confidential. The Receiving Party agrees that for the Term and for two (2) years thereafter, the Receiving Party will not disclose the Confidential Information to any third party, nor use the Confidential Information for any purpose not permitted under this Agreement. The nondisclosure obligations set forth in this Section shall not apply to information that the Receiving Party can document (i) is generally available to the public (other than through breach of this Agreement), (ii) is furnished by the Disclosing Party to others without restrictions similar to those imposed by this Agreement, (iii) is independently developed by employees or agents of the Receiving Party who can be shown to have had no access to the information or (iv) was already lawfully in the Receiving Party's possession at the time of receipt of the information from the Disclosing Party.

     b.) Notwithstanding the foregoing, each party may disclose Confidential Information (i) to the extent required by a court of competent jurisdiction or other governmental authority or otherwise as required by law or (ii) on a "need-to-know" basis under an obligation of confidentiality to its legal counsel, accountants, banks and other financing sources and their advisors.

6.   REPRESENTATIONS, WARRANTIES AND INDEMNITIFICATIONS

     a) BY BDE. BDE represents and warrants all of the following: (i) BDE is authorized to enter into this Agreement; (ii) BDE has the right to grant the rights granted to Licensee hereunder; (iii) the BIT and Digital Projector, and the normal use thereof, shall not violate any


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third party rights, including without limitation, intellectual party rights, rights of privacy, publicity, personal or proprietary rights, or other common law or statutory rights; (iv) BDE shall not knowingly violate requirements related to data protection requirements in force anywhere in the world and shall obtain all consents necessary to process personal data (including sensitive data); and (v) the BIT and Digital Projector are free from any viruses, "time bombs", disabling programming codes or instructions, copy protection mechanisms, or other such items that may interfere with or adversely affect the use of them. In furtherance of the foregoing, BDE shall indemnify, defend and hold harmless Licensee, its affiliates, officers, directors, employees, consultants and agents from and against any and all claims, actions, losses, damages, liabilities, costs and expenses (including reasonable outside attorneys' fees) resulting from or arising out of or in connection with any breach of the foregoing representations and warranties or any breach of this Agreement or any portion thereof. Licensee shall promptly notify BDE of all claims and proceedings related thereto of which Licensee becomes aware.

     b) BY LICENSEE. Licensee represents and warrants all of the following: (i) Licensee is authorized to enter into this Agreement; (ii) Licensee's use of the BIT and Digital Projector shall not defame any person or entity or infringe the rights of any third party, including, without limitation, any trade name, trademark, copyright or other intellectual property right and shall not invade or violate any right of privacy, publicity, personal or proprietary right, or other common law or statutory right; (iii) Licensee shall not alter, reverse engineer or decompile the BIT and Digital Projector; (iv) Licensee shall not use the BIT and Digital Projector, except as specifically permitted herein; and (v) Licensee shall not attack title to or any rights of BDE in and to the BIT and Digital Projector or attack the validity of this Agreement. In furtherance of the foregoing, Licensee shall indemnify, defend and hold harmless BDE, its affiliates, officers, directors, employees, consultants and agents from and against any and all claims, actions, losses, damages, liabilities, costs and expenses (including reasonable outside attorneys' fees) resulting from or arising out of or in connection with any breach of the foregoing representations and warranties or any breach of this Agreement or any portion thereof. BDE shall promptly notify Licensee of all claims and proceedings related thereto of which BDE becomes aware.

     c) THE BIT AND DIGITAL PROJECTOR ARE LICENSED "AS IS" AND WITHOUT ANY REPRESENTATIONS OR WARRANTIES OF ANY KIND, INCLUDING, WITHOUT LIMITATION, ALL WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

7.   LIMITATION OF LIABILITY

     IN NO EVENT WILL EITHER PARTY BE LIABLE TO THE OTHER FOR ANY SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES, WHETHER BASED ON BREACH OF CONTRACT, TORT (INCLUDING NEGLIGENCE) OR OTHERWISE, WHETHER OR NOT THAT PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

8.   REMEDIES

     Licensee's failure to comply with any material condition, term or obligation herein or any material breach of this Agreement shall render the licenses granted herein null and void. In the case of any material breach by Licensee, BDE shall have the right to pursue all appropriate


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remedies at law or in equity therefor. Any breach of Licensee's obligations regarding BDE's trademarks, service marks, trade names, copyrights or other intellectual property rights shall entitle BDE to seek equitable relief in addition to its other available legal remedies in a court of competent jurisdiction. Licensee confirms that BDE's forbearance to enforce any right or remedy following any breach shall not be a waiver of BDE's right to elect or enforce the same right or remedy for later breaches.

9.   GENERAL

     a) PUBLICITY. Neither of the parties hereto shall issue a press release or public announcement or otherwise make any disclosure concerning this Agreement or the terms hereof, without prior written approval by the other party. Notwithstanding the foregoing, either party may announce the existence of relationship between Licensee and BDE.

     b) ASSIGNMENT. Neither party may assign this Agreement, in whole or in part, without the other party's written consent (which will not be unreasonably withheld), except that either party may assign this Agreement (i) in connection with a sale of all or substantially all of such party's assets, (ii) to a subsidiary or affiliate, or (iii) as part of a merger, consolidation or reorganization. It shall be noted that, whenever in this Agreement one of the parties hereto is named or referred to, the heirs, legal representatives, successors, successors-in-title and assigns of such parties shall be included, and all covenants and agreements contained in this Agreement by or on behalf of BDE or KaZaa shall be binding upon and inure to the benefit of their respective heirs, legal representatives, successors-in-title and assigns, whether so expressed or not.

     c) GOVERNING LAW. This Agreement will be governed by and construed in accordance with the laws of the State of California, notwithstanding the actual state or country of residence or incorporation of Licensee. The parties hereto agree that the exclusive forum for the resolution of disputes hereunder shall be the State or Federal Courts located in Los Angeles County, California and waive any objection thereto on the basis of personal jurisdiction or venue.

     d) ATTORNEYS' FEES. If any action, suit or other proceeding is instituted concerning or arising out of this Agreement, the prevailing party shall recover all of such party's reasonable outside attorneys' fees and costs incurred in each and every such action, suit or other proceeding, including any and all appeals or petitions therefrom.

     e) NOTICE. All notices required to be given hereunder shall be deemed to have been given: (i) seven (7) days after deposit in the mail, postage prepaid for first-class mail, return receipt requested; (ii) three (3) days after deposit with Federal Express or another nationally recognized overnight delivery service, delivery charges prepaid; or (iii) upon the date of receipt of written confirmation that the notice was transmitted by electronic facsimile device ("Fax"), as set forth below:

                      If to BDE:
                             Brilliant Digital Entertainment, Inc.
                             6355 Topanga Canyon Blvd., Suite 120
                             Woodland Hills, CA 91367 USA
                             Attn: Kevin Bermeister,
                             Fax: +1 (818) 615-0995


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                      If to Licensee:
                             Consumer Empowerment B.V.
                             Postbus 14707
                             1001LE Amsterdam, The Netherlands
                             Attn:  Niklas Zennstrom
                             Fax: +31-20-524-1348

     f) NO AGENCY. The parties are independent contractors and will have no power or authority to assume or create any obligation or responsibility on behalf of each other. This Agreement will not be construed to create or imply any partnership, agency or joint venture.

     g) SEVERABILITY. In the event that any of the provisions of this Agreement are held to be unenforceable under any applicable law or be so held by an applicable court decision, the remaining portions of this Agreement will remain in full force and effect.

     h) MODIFICATIONS AND WAIVERS. Unless otherwise specified, any amendment, supplement or modification of or to any provision of this Agreement, any waiver of any provision of this Agreement and any consent to any departure by the parties from the terms of this Agreement, shall be effective only if it is made or given in writing and signed by both parties. No failure or delay on the part of either party in exercising any right, power or remedy under this Agreement shall operate as a waiver, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise or the exercise of any other right, power or remedy.

     i) ENTIRE AGREEMENT. This Agreement is the complete and exclusive agreement between the parties with respect to the subject matter hereof, superseding any prior agreements and communications (both written and oral) regarding such subject matter.

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the Effective Date.


BRILLIANT DIGITAL ENTERTAINMENT, INC.      KAZAA ("LICENSEE")

By: /S/ KEVIN BERMEISTER                   By:   /S/ NIKLAS ZENNSTROM
    ---------------------------------            ------------------------------
Name:  Kevin Bermeister                    Name:  Niklas Zennstrom
      -------------------------------            ------------------------------
Title: President and Chief Executive       Title:  President & CEO
       Officer                                   ------------------------------
      -------------------------------


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                                  ATTACHMENT A


THE WARRANT EVIDENCED OR CONSTITUTED HEREBY, AND ALL SHARES OF COMMON STOCK ISSUABLE HEREUNDER, HAVE BEEN AND WILL BE ISSUED WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") AND MAY NOT BE SOLD, OFFERED FOR SALE, TRANSFERRED, PLEDGED OR HYPOTHECATED WITHOUT REGISTRATION UNDER THE ACT UNLESS EITHER (i) THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE COMPANY, TO THE EFFECT THAT REGISTRATION IS NOT REQUIRED IN CONNECTION WITH SUCH DISPOSITION OR (ii) THE SALE OF SUCH SECURITIES IS MADE PURSUANT TO SECURITIES AND EXCHANGE COMMISSION RULE 144.

                        WARRANT TO PURCHASE COMMON STOCK
                                       OF
                      BRILLIANT DIGITAL ENTERTAINMENT, INC.

NO. __                                                     _____________, 2002

THIS CERTIFIES THAT, for value received, _______________, or its permitted registered assigns ("HOLDER"), is entitled, subject to the terms and conditions of this Warrant, at any time or from time to time after the issuance date of this Warrant (the "EFFECTIVE DATE"), and before 5:00 p.m. Pacific Time on ___________________ (the "EXPIRATION DATE"), to purchase from Brilliant Digital Entertainment, Inc., a Delaware corporation (the "COMPANY"), up to ______________ (______) shares of Common Stock of the Company at a price per share of $____ (the "PURCHASE PRICE"). Both the number of shares of Common Stock purchasable upon exercise of this Warrant and the Purchase Price are subject to adjustment and change as provided herein.

1. CERTAIN DEFINITIONS. As used in this Warrant the following terms shall have the following respective meanings:

     1.1 "FAIR MARKET VALUE" of a share of Common Stock as of a particular date shall mean:

          (a) If traded on a securities exchange or the Nasdaq National Market, the Fair Market Value shall be deemed to be the average of the closing prices of the Common Stock of the Company on such exchange or market over the five (5) trading days ending immediately prior to the applicable date of valuation;

          (b) If traded over-the-counter, the Fair Market Value shall be deemed to be the average of the closing bid and asked quotations averaged over the fifteen (15)-day period ending immediately prior to the applicable date of valuation; and

          (c) If there is no public market, the Fair Market Value shall be the value thereof, as agreed upon in good faith by the Company and the Holder; provided, however, that if the Company and the Holder cannot agree on such value, such value shall be determined by an independent valuation firm experienced in valuing businesses jointly selected in good faith by the Company and the

               Holder. Fees and expenses of the valuation firm shall be paid for by the Company.

     1.2 "REGISTERED HOLDER" shall mean any Holder in whose name this Warrant is registered upon the books and records maintained by the Company.

     1.3 "WARRANT" as used herein, shall include this Warrant and any warrant delivered in substitution or exchange therefor as provided herein.

     1.4 "COMMON STOCK" shall mean the Common Stock of the Company and any other securities at any time receivable or issuable upon exercise of this Warrant.

2.   EXERCISE OF WARRANT

     2.1 PAYMENT. Subject to compliance with the terms and conditions of this Warrant and applicable securities laws, this Warrant may be exercised, in whole or in part at any time or from time to time, on or before the Expiration Date by the delivery (including, without limitation, delivery by facsimile) of the form of Notice of Exercise attached hereto as EXHIBIT 1 (the "NOTICE OF EXERCISE"), duly executed by the Holder, at the principal office of the Company, and as soon as practicable after such date, surrendering

          (a)  this Warrant at the principal office of the Company, and

          (b) payment in cash (by check) or by wire transfer of an amount equal to the product obtained by multiplying the number of shares of Common Stock being purchased upon such exercise by the then effective Purchase Price (the "EXERCISE AMOUNT").

     2.2 STOCK CERTIFICATES; FRACTIONAL SHARES. As soon as practicable on or after the date of any exercise of this Warrant but in any event within 5 business days after its receipt of the Exercise Amount, the Company shall issue and deliver to the person or persons designated by the Holder a certificate or certificates for the aggregate number of whole shares of Common Stock issuable upon such exercise, together with cash in lieu of any fraction of a share equal to such fraction of the current Fair Market Value of one whole share of Common Stock as of such date of exercise. No fractional shares or scrip representing fractional shares shall be issued upon an exercise of this Warrant.

     2.3 PARTIAL EXERCISE; EFFECTIVE DATE OF EXERCISE. In case of any partial exercise of this Warrant, the Company shall cancel this Warrant upon surrender hereof and shall execute and deliver a new Warrant of like tenor and date for the balance of the shares of Common Stock purchasable hereunder. This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above. The person entitled to receive the shares of Common Stock issuable upon exercise of this Warrant shall be treated for all purposes as the holder of record of such shares as of the close of business on the


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          date the Company receives the Notice of Exercise, subject to receipt of the Exercise Amount.

     2.4  VESTING. The warrants shall vest fully upon issuance.

3. VALID ISSUANCE: TAXES. All shares of Common Stock issued upon the exercise of this Warrant shall be validly issued, fully paid and non-assessable. The Company shall not be required to pay any tax or other charge imposed in connection with any transfer involved in the issuance of any certificate for shares of Common Stock in any name other than that of the Registered Holder of this Warrant, and in such case the Company shall not be required to issue or deliver any stock certificate or security until such tax or other charge has been paid, or it has been established to the Company's reasonable satisfaction that no tax or other charge is due.

4. ADJUSTMENT OF PURCHASE PRICE AND NUMBER OF SHARES. The number of shares of Common Stock issuable upon exercise of this Warrant (or any shares of stock or other securities or property receivable or issuable upon exercise of this Warrant) and the Purchase Price are subject to adjustment upon occurrence of the following events:

     4.1 ADJUSTMENT FOR STOCK SPLITS, STOCK SUBDIVISIONS OR COMBINATIONS OF SHARES. The Purchase Price of this Warrant shall be proportionally decreased and the number of shares of Common Stock issuable upon exercise of this Warrant (or any shares of stock or other securities at the time issuable upon exercise of this Warrant) shall be proportionally increased to reflect any stock split or other subdivision of the Company's Common Stock. The Purchase Price of this Warrant shall be proportionally increased and the number of shares of Common Stock issuable upon exercise of this Warrant (or any shares of stock or other securities at the time issuable upon exercise of this Warrant) shall be proportionally decreased to reflect any reverse stock split, consolidation or combination of the Company's Common Stock.

     4.2 ADJUSTMENT FOR DIVIDENDS OR DISTRIBUTIONS OF STOCK OR OTHER SECURITIES OR PROPERTY. In case the Company shall make or issue, or shall fix a record date for the determination of eligible holders entitled to receive, a dividend or other distribution with respect to the Common Stock (or any shares of stock or other securities at the time issuable upon exercise of the Warrant) payable in (a) securities of the Company (including debt instruments) or (b) assets (excluding cash dividends paid or payable solely out of retained earnings), then, in each such case, the Holder of this Warrant on exercise hereof at any time after the consummation, effective date or record date of such dividend or other distribution, shall receive, in addition to the shares of Common Stock (or such other stock or securities) issuable on such exercise prior to such date, and without the payment of additional consideration therefor, the securities or such other assets of the Company to which such Holder would have been entitled upon such date if such Holder had exercised this Warrant on the date hereof and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and all such additional securities or


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          other assets distributed with respect to such shares as aforesaid during such period giving effect to all adjustments called for by this
          SECTION 4.

     4.3 RECLASSIFICATION. If the Company, by reclassification of securities or otherwise, shall change any of the securities as to which purchase rights under this Warrant exist into the same or a different number of securities of any other class or classes, this Warrant shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities that were subject to the purchase rights under this Warrant immediately prior to such reclassification or other change, and the Purchase Price therefore shall be appropriately adjusted, all subject to further adjustment as provided in this SECTION 4. No adjustment shall be made pursuant to this
          SECTION 4.3 upon any conversion or redemption of the Common Stock which is the subject of SECTION 4.5.

     4.4 ADJUSTMENT FOR CAPITAL REORGANIZATION, MERGER OR CONSOLIDATION. In case of any capital reorganization of the capital stock of the Company (other than a combination, reclassification, exchange or subdivision of shares otherwise provided for herein), or any merger or consolidation of the Company with or into another corporation, or the sale of all or substantially all the assets of the Company then, and in each such case, as a part of such reorganization, merger, consolidation, sale or transfer, lawful provision shall be made so that the Holder of this Warrant shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified herein and upon payment of the Purchase Price then in effect, the number of shares of stock or other securities or property (including cash) to which the holder of the shares deliverable upon exercise of this Warrant would have been entitled to receive in such reorganization, consolidation, merger, sale or transfer if this Warrant had been exercised immediately before such reorganization, merger, consolidation, sale or transfer, all subject to further adjustment as provided in this SECTION 4. The foregoing provisions of this SECTION 4.4 shall similarly apply to successive reorganizations, consolidations, mergers, sales and transfers and to the stock or securities of any other corporation that are at the time receivable upon the exercise of this Warrant. If the per-share consideration payable to the Holder hereof for shares in connection with any such transaction is in a form other than cash or marketable securities, then the value of such consideration shall be shall be the value as agreed upon in good faith by the Company and the Holder; provided, however, that if the Company and the Holder cannot agree on such value, such value shall be determined by an independent valuation firm experienced in valuing such property jointly selected in good faith by the Company and the Holder. All Fees and expenses of the valuation firm shall be paid for by the Company. In all events, appropriate adjustment (as determined in good faith by the Company's Board of Directors) shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Holder after the transaction, to the end that the provisions of this Warrant shall be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable after that event upon exercise of this Warrant.


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     4.5  CONVERSION OF COMMON STOCK. In case all or any portion of the authorized and outstanding shares of Common Stock of the Company are redeemed or converted or reclassified into other securities or property pursuant to the Company's Certificate of Incorporation or otherwise, or the Common Stock otherwise ceases to exist, then, in such case, the Holder of this Warrant, upon exercise hereof at any time after the date on which the Common Stock is so redeemed or converted, reclassified or ceases to exist (the "TERMINATION DATE"), shall receive, in lieu of the number of shares of Common Stock that would have been issuable upon such exercise immediately prior to the Termination Date, the securities or property that would have been received if this Warrant had been exercised in full and the Common Stock received thereupon had been simultaneously converted immediately prior to the Termination Date, all subject to further adjustment as provided in this Warrant. Additionally, the Purchase Price shall be immediately adjusted such that the aggregate Purchase Price of the maximum number of securities or other property for which this Warrant is exercisable immediately after the Termination Date is equal to the aggregate Purchase Price of the maximum number of shares of Common Stock for which this Warrant was exercisable immediately prior to the Termination Date, all subject to further adjustment as provided herein.

5. CERTIFICATE AS TO ADJUSTMENTS. In each case of any adjustment in the Purchase Price, or number or type of shares issuable upon exercise of this Warrant, the Chief Financial Officer or Controller of the Company shall compute such adjustment in accordance with the terms of this Warrant and prepare a certificate setting forth such adjustment and showing in detail the facts upon which such adjustment is based, including a statement of the adjusted Purchase Price. The Company shall promptly send (by facsimile and by either first class mail, postage prepaid or overnight delivery) a copy of each such certificate to the Holder. In addition, if at any time prior to the Expiration Date:

     5.1 the Company shall declare any dividend payable in any securities or make any distribution to its stockholders;

     5.2 the Company shall offer to its stockholders as a class any additional shares of Common Stock or securities convertible into Common Stock or any right to subscribe to Common Stock or securities convertible or exchangeable into Common Stock; or

     5.3 a dissolution or winding up of the Company (other than in connection with a consolidation, merger or sale of all or substantially all of its property, assets and business as an entirety) shall be proposed;

     then in any one or more of such events, the Company shall give notice in writing of such event to the Holder at least 10 days prior to the date fixed as a record date or the date of closing the transfer books for the determination of the stockholders entitled to such dividend, distribution or subscription rights, or for the determination of stockholders entitled to vote on such proposed dissolution, liquidation or winding up. Such notice shall specify such record date or date of the closing of the transfer books, as the case may be.

6. LOSS OR MUTILATION. Upon receipt of evidence reasonably satisfactory to the Company of the ownership of and the loss, theft, destruction or mutilation of this Warrant, and of indemnity reasonably satisfactory to it, and (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will execute and deliver in lieu thereof a new Warrant of like tenor as the lost, stolen, destroyed or mutilated Warrant.

7. RESERVATION OF COMMON STOCK. The Company hereby covenants that at all times there shall be reserved for issuance and delivery upon exercise of this Warrant such number of shares of Common Stock or other shares of capital stock of the Company as are from time to time issuable upon exercise of this Warrant and, from time to time, will take all steps necessary to amend its Certificate of Incorporation to provide sufficient reserves of shares of Common Stock issuable upon exercise of this Warrant. All such shares shall be duly authorized, and when issued upon such exercise, shall be validly issued, fully paid and non-assessable, free and clear of all liens, security interests, charges and other encumbrances or restrictions on sale and free and clear of all preemptive rights, except encumbrances or restrictions arising under federal or state securities laws. Issuance of this Warrant shall constitute full authority to the Company's Officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of Common Stock upon the exercise of this Warrant.

8. TRANSFER AND EXCHANGE. Subject to the terms and conditions of this Warrant and compliance with all applicable securities laws, this Warrant and all rights hereunder may be transferred to any Registered Holder's parent, subsidiary or affiliate, in whole or in part, on the books of the Company maintained for such purpose at the principal office of the Company referred to above, by the Registered Holder hereof in person, or by duly authorized attorney, upon surrender of this Warrant properly endorsed and upon payment of any necessary transfer tax or other governmental charge imposed upon such transfer. Upon any permitted partial transfer, the Company will issue and deliver to the Registered Holder a new Warrant or Warrants with respect to the shares of Common Stock not so transferred. Each taker and holder of this Warrant, by taking or holding the same, consents and agrees that when this Warrant shall have been so endorsed, the person in possession of this Warrant may be treated by the Company, and all other persons dealing with this Warrant, as the absolute owner hereof for any purpose and as the person entitled to exercise the rights represented hereby, any notice to the contrary notwithstanding; provided, however that until a transfer of this Warrant is duly registered on the books of the Company, the Company may treat the Registered Holder hereof as the owner for all purposes.

9. RESTRICTIONS ON TRANSFER. The Holder, by acceptance hereof, agrees that, absent an effective registration statement filed with the Securities and Exchange Commission (the "SEC") under the Securities Act covering the disposition or sale of this Warrant or the Common Stock issued or issuable upon exercise hereof, as the case may be, and registration or qualification under applicable state securities laws, such Holder will not sell, transfer, pledge, or hypothecate any or all of this Warrant or such Common Stock, as the case may be, unless either (i) the Company has received an opinion of counsel, in form and substance reasonably satisfactory to the Company, to the effect that such registration is not required in connection with such disposition or (ii) the sale of such securities is made pursuant to SEC Rule 144.

10. COMPLIANCE WITH SECURITIES LAWS. By acceptance of this Warrant, the Holder hereby represents, warrants and covenants that any shares of stock purchased upon exercise of this Warrant shall be acquired for investment only and not with a view to, or for sale in connection with, any distribution thereof; that the Holder has had such opportunity as such Holder has deemed adequate to obtain from representatives of the Company such information as is necessary to permit the Holder to evaluate the merits and risks of its investment in the Company; that the Holder is able to bear the economic risk of holding such shares as may be acquired pursuant to the exercise of this Warrant for an indefinite period; that the Holder understands that the shares of stock acquired pursuant to the exercise of this Warrant will not be registered under the 1933 Act (unless otherwise required pursuant to exercise by the Holder of the registration rights, if any, granted to the Registered Holder) and will be "restricted securities" within the meaning of Rule 144 under the 1933 Act and that the exemption from registration under Rule 144 will not be available for at least one (1) year from the date of exercise of this Warrant, and even then will not be available unless a public market then exists for the stock, adequate information concerning the Company is then available to the public, and other terms and conditions of Rule 144 are complied with; and that all stock certificates representing shares of stock issued to the Holder upon exercise of this Warrant or upon conversion of such shares may have affixed thereto a legend substantially in the following form:

     THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER THE SECURITIES LAWS OF ANY STATE. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

11. NO RIGHTS OR LIABILITIES AS STOCKHOLDERS. This Warrant shall not entitle the Holder to any voting rights or other rights as a stockholder of the Company. In the absence of affirmative action by such Holder to purchase Common Stock by exercise of this Warrant or Common Stock upon conversion thereof, no provisions of this Warrant, and no enumeration herein of the rights or privileges of the Holder hereof shall cause such Holder hereof to be a stockholder of the Company for any purpose.

12. NOTICES. Except as may be otherwise provided herein, all notices, requests, waivers and other communications made pursuant to this Agreement shall be in writing and shall be conclusively deemed to have been duly given (a) when hand delivered to the other party; (b) when received when sent by facsimile at the address and number set forth below; (c) three business days after deposit in the U.S. mail with first class or certified mail receipt requested postage prepaid and addressed to the other party as set forth below; or (d) the next business day after deposit with a national overnight delivery service, postage prepaid, addressed to the parties as set forth below with next-business-day delivery guaranteed, provided that the sending party receives a confirmation of delivery from the delivery service provider.

     To Holder:                           To the Company:
                                          BRILLIANT DIGITAL ENTERTAINMENT, INC.
     ____________________________         6355 Topanga Canyon Blvd., Suite 120
     ____________________________         Los Angeles, CA 91367
     Attn:_______________________         Attn:  Chief Financial Officer
     Fax Number:_________________         Fax Number:  (818) 712-0810

     Each person making a communication hereunder by facsimile shall promptly confirm by telephone to the person to whom such communication was addressed each communication made by it by facsimile pursuant hereto. A party may change or supplement the addresses given above, or designate additional addresses, for purposes of this SECTION 12 by giving the other party written notice of the new address in the manner set forth above.

13. HEADINGS. The headings in this Warrant are for purposes of convenience in reference only, and shall not be deemed to constitute a part hereof.

14. LAW GOVERNING. This Warrant shall be construed and enforced in accordance with, and governed by, the laws of the State of California.

15. NO IMPAIRMENT. The Company will not, by amendment of its Certificate of Incorporation or bylaws, or through reorganization, consolidation, merger, dissolution, issue or sale of securities, sale of assets or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Registered Holder of this Warrant against impairment. Without limiting the generality of the foregoing, the Company (a) will not increase the par value of any shares of stock issuable upon the exercise of this Warrant above the amount payable therefore upon such exercise, and (b) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable shares of Common Stock upon exercise of this Warrant.

16. SEVERABILITY. If any term, provision, covenant or restriction of this Warrant is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Warrant shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

17. COUNTERPARTS. For the convenience of the parties, any number of counterparts of this Warrant may be executed by the parties hereto and each such executed counterpart shall be, and shall be deemed to be, an original instrument.

     IN WITNESS WHEREOF, the parties hereto have executed this Warrant as of the Effective Date.

                                          Brilliant Digital Entertainment, Inc.


------------------------------------      -------------------------------------
By                                        By

------------------------------------      -------------------------------------
Printed Name                              Printed Name

------------------------------------      -------------------------------------
Title                                     Title






               SIGNATURE PAGE TO WARRANT TO PURCHASE COMMON STOCK

                                    EXHIBIT 1

                               NOTICE OF EXERCISE

                    (To be executed upon exercise of Warrant)

To:     Brilliant Digital Entertainment, Inc.

The undersigned hereby irrevocably elects to exercise the right of purchase represented by the within Warrant Certificate for, and to purchase thereunder, the securities of Brilliant Digital Entertainment, Inc., as provided for therein, and tenders herewith payment of the exercise price in full in the form of a certified or official bank check in same-day funds or wire transfer in the amount of $____________ for _________ of such securities.

Please issue a certificate or certificates for such securities in the name of, and pay any cash for any fractional share to (please print name, address and social security number):

Name:
            -------------------------------------------------------------------
Address:
            -------------------------------------------------------------------
Signature:
            -------------------------------------------------------------------

Note: The above signature should correspond exactly with the name on the first page of this Warrant Certificate.

If said number of shares shall not be all the shares purchasable under the within Warrant Certificate, a new Warrant Certificate is to be issued in the name of said undersigned for the balance remaining of the shares purchasable thereunder rounded up to the next higher whole number of shares.

                                    EXHIBIT 2

                                   ASSIGNMENT

          (To be executed only upon assignment of Warrant Certificate)

For value received, the undersigned hereby sells, assigns and transfers unto the parties set forth below all or such portion of the Warrants represented by the within Warrant Certificate set forth below, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint ____________________________ attorney, to transfer said Warrant Certificate on the books of the within-named Company with respect to the number of Warrants set forth below, with full power of substitution in the premises:


NAME(S) OF ASSIGNEE(S)          ADDRESS                # OF WARRANTS
----------------------   ---------------------   -------------------------



And if said number of Warrants shall not be all the Warrants represented by the Warrant Certificate, a new Warrant Certificate is to be issued in the name of said undersigned for the balance remaining of the Warrants registered by said Warrant Certificate.


Dated:
            -------------------------------------------------------------------
Signature:
            -------------------------------------------------------------------

Notice: The signature to the foregoing Assignment must correspond to the name as written upon the face of this security in every particular, without alteration or any change whatsoever.